Exhibit 99.1

CLASS A STOCK PURCHASE AGREEMENT

STOCK PURCHASE AGREEMENT (this “Agreement”) dated as of November 8, 2011 by and between BBJ Family Irrevocable Trust (the “Class A Purchaser”) and PDL Partnership (the “Seller”), a New York general partnership of which Jeffrey F. Joseph, Steven Baruch and Thomas Viertel are the general partners.

WHEREAS, upon the terms and subject to the conditions set forth in this Agreement, the Class A Purchaser wishes to purchase from the Seller, and the Seller wishes to transfer, assign and sell to the Class A Purchaser, an aggregate of 177,013 shares (the “Class A Shares”) of Class A common stock, par value U.S. $0.10 per share (the “Class A Common Stock”), of Presidential Realty Corporation, a Delaware corporation (the “Company”);

WHEREAS, simultaneously with the execution, delivery and performance hereof, the Company is selling an aggregate of 250,000 shares (the “Class B Shares”) of Class B common stock, par value U.S. $0.10 per share of the Company (the “Class B Common Stock”), to the purchasers identified on Exhibit A to the Class B Stock Purchase Agreement of even date herewith by and between the Company and such purchasers (the “Class B Stock Purchase Agreement” and the sale of the Class B Shares pursuant thereto, the “Class B Sale”), a copy of which is attached hereto as Exhibit A; and

WHEREAS, immediately prior to the execution and delivery of this Agreement and the Class B Stock Purchase Agreement, the board of directors of the Company declared a special dividend of $0.35 per share with respect to all shares of Class A Common Stock and Class B Common Stock, payable on November 28, 2011 to holders of record on November 18, 2011 (the “Special Dividend”), but it is the intention and agreement of the Class A Purchaser and the Seller pursuant to this Agreement and of the Class B Purchasers and the Company pursuant to the Class B Stock Purchase Agreement that no Special Dividend shall be payable in respect of the Class A Shares or the Class B Shares to the Class A Purchaser or the Class B Purchasers, respectively, and that neither the Class A Purchaser nor the Class B Purchasers shall be entitled to the Special Dividend in respect of the Class A Shares or Class B Shares, respectively.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual agreements contained herein, intending to be legally bound hereby, the parties hereto agree as follows:

1.           Sale of Class A Shares.

1.1           Transfer of Class A Shares, etc.  The Seller hereby sells, conveys, transfers, assigns and delivers to the Class A Purchaser, and the Class A Purchaser hereby purchases and acquires from the Seller, all right, title and interest (except as provided in the following sentence) of the Seller, legal or equitable, in and to the Class A Shares, free and clear of all liens, mortgages, pledges, charges, security interests, claims or other encumbrances (each, a “Lien” and together, “Liens”).  The sale of the Class A Shares does not include any right to the Special Dividend payable in respect thereof, and the right to such Special Dividend is retained by the Seller and shall be payable for the benefit of the Seller.  The transfer of the Class A Shares on the date hereof is absolute and is intended by the parties as a sale or other absolute transfer.

1.2           Payment.  Simultaneously with the execution and delivery hereof, the Class A Purchaser is paying the purchase price for the Class A Shares to be acquired by such Class A Purchaser, which equals US$1.00 per Share or an aggregate US$177,013 (the “Purchase Price”) by wire transfer to the account of the Seller set forth in Exhibit B.

1.3           Deliverables.  The Seller is delivering to the Class A Purchaser, simultaneous against the delivery by the Class A Purchaser of the Purchase Price as described in Section 1.2:

(i)           Originals of one or more certificates evidencing the Class A Shares to be sold by the Seller, accompanied by duly executed irrevocable stock powers in such form as required by the Company’s transfer agent;

(ii)           Evidence, satisfactory to the Class A Purchaser, that all Liens on the Class A Shares, have been removed;

(iii)           A duly executed letter of instruction from the Seller, in such form as required by the transfer agent, instructing the transfer agent to transfer the Class A Shares held in the name of the Seller to the Class A Purchaser;

(iv)           A duly executed letter from the Company, in such form as required by the transfer agent, authorizing the transfer agent to complete the transfer of the Class A Shares held in the name of the Seller to the Class A Purchaser and to provide a certificate or certificates representing the Class A Shares acquired hereunder by the Class A Purchaser, which certificate or certificates shall be registered in the Class A Purchaser’s name or such name as the Class A Purchaser designates and shall contain the following legends:

“THESE SHARES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED.  THEY MAY NOT BE OFFERED OR TRANSFERRED BY SALE, ASSIGNMENT, PLEDGE OR OTHERWISE UNLESS (I) A REGISTRATION STATEMENT FOR THE SHARES UNDER THE SECURITIES ACT OF 1933 IS IN EFFECT OR (II) THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL, WHICH OPINION IS SATISFACTORY TO THE COMPANY, TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.

THE ACCUMULATION OF SHARES OF COMMON STOCK BY ANY PERSON, AS DEFINED IN THE COMPANY’S CERTIFICATE OF INCORPORATION, IS RESTRICTED TO 9.2% OF THE NUMBER OF OUTSTANDING SHARES OF COMMON STOCK WITHOUT REGARD TO CLASS.  ANY TRANSFER WHICH CREATES AN ACCUMULATION IN EXCESS OF THAT AMOUNT VIOLATES THE CERTIFICATE OF INCORPORATION AND IS VOID.  IF, NOTWITHSTANDING THE ABOVE, SUCH ACCUMULATION RESULTS, THE SHARES IN EXCESS OF 9.2% ARE SUBJECT TO CERTAIN RESTRICTIONS ON VOTING POWER AND RECEIPT OF DIVIDENDS, AND MAY BE MADE SUBJECT TO PURCHASE BY THE COMPANY.  FURTHER, SUCH PERSON MAY BE REQUIRED TO INDEMNIFY THE COMPANY AGAINST TAXES INCURRED AND OTHER LOSSES RESULTING FROM (1) LOSS OF ITS TAX QUALIFICATION AS A REAL ESTATE INVESTMENT TRUST OR (2) BECOMING A PERSONAL HOLDING COMPANY”

(v)           Certified Documents.  The Company shall have delivered to the Class A Purchaser copies of the following documents, duly certified by the Secretary of the Company:

A.     Amendments to the employment agreements of Messrs. Steven Baruch, Jeffrey F. Joseph and Thomas Viertel, the forms of which are attached hereto as Exhibits C, D, E, respectively (including the Delgado amendment referred to below, collectively, the “Amendments”), duly executed by the Company and each of Messrs. Steven Baruch, Jeffrey F. Joseph and Thomas Viertel, which Amendments, among other things, provides for the deferral of certain payments upon termination of employment to be paid by the Company three years after the date hereof to each of Messrs. Baruch, Joseph and Viertel (collectively, the “Deferred Payment”) and an amendment to the employment agreement of Elizabeth Delgado, the form of which is attached hereto as Exhibit K;

B.      An Asset Management Agreement and a Property Management Agreement (collectively, the “Asset Management Agreements”) with Signature Community Investment Group, LLC  and/or certain of its affiliates (“Signature Community”) in the forms attached hereto as Exhibits F and G, respectively;

C.      Resolutions of the Company Board providing, among other things, for: (1) termination of the plan of liquidation adopted by the stockholders of the Company on January 20, 2011 (the “Plan of Liquidation”); (2) approval of the transactions contemplated hereby and in the Class B Stock Purchase Agreement; (3) approval of the execution and delivery of the Amendments; (4) declaration of the Special Dividend; (5) election of Nickolas W. Jekogian, III, Alexander Ludwig and Jeffery Rogers as directors effective as of the closing of the sale of the Class B Shares pursuant to the Class B Stock Purchase Agreement and the transactions contemplated hereby, (6) election of the persons identified on Exhibit H attached hereto as the officers of the Company effective as of immediately following the filing by the Company of its Quarterly Report on Form 10-Q for the quarter ended September 30, 2011; (7) approval of the execution and delivery of the Asset Management Agreements and the consummation of the transactions contemplated thereby; and (8) approval of the employment and option agreements between the Company and each of Nickolas W. Jekogian, III, Alexander Ludwig.

(vi)           Director Resignations.  Each of Messrs. Steven Baruch, Mortimer M. Caplin and Thomas Viertel shall have resigned as a director of the Company.

(vii)          Severance and Similar Payments.  The Company shall have paid in full all severance payments or made arrangements for deferred severance as set forth in Exhibit I attached hereto (the “Deferred Severance”) to each employee of the Company entitled thereto and all employment agreements to which the Company is party or by which it is bound shall have been terminated with no further obligation of the Company, other than as provided in the Amendments, which include the Deferred Payment, and any letters with respect to the Deferred Severance.

(viii)         Closing Financial Certificate.  The Company shall have delivered to the Class A Purchaser a certificate of the Company’s Chief Financial Officer in the form of Exhibit J hereto;

(ix)           Opinion.  The Company shall have delivered an opinion of Morrison & Foerster LLP, counsel to the Company, with respect to termination of the Plan of Liquidation.

1.4           Class B Sale. It is a condition to the closing of the sale of the Class A Shares hereunder that the Class B Sale shall be consummated simultaneously.

1.5           Closing.  The sale and purchase of the Class A Shares, delivery of the documents set forth in Section 1.3 and other related actions, including the Class B Sale, are being consummated on the date hereof at the offices of Morrison & Foerster LLP, 1290 Avenue of the Americas, New York, New York.

2.           Representations and Warranties of the Seller.  The Seller represents and warrants as follows:

2.1           Class A Shares Free and Clear.  Upon delivery of the Class A Shares to the Class A Purchaser as provided herein, the Class A Purchaser will acquire good, valid and marketable title to the Class A Shares, free and clear of all Liens.

2.2           Organization and Power.  The Seller is a general partnership formed under the laws of the State of New York and has all requisite power and authority to execute, deliver and perform this Agreement.

2.3           Authorization, etc.  The Seller has full power and authority to execute and deliver this Agreement and to carry out the transactions contemplated hereby.  This Agreement and any other document or instrument to be executed and delivered by the Seller pursuant hereto have been duly executed and delivered by the Seller.  This Agreement constitutes a valid and binding agreement of the Seller, enforceable against the Seller in accordance with its terms, except that (i) such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

2.4           Company Representations.  To the Best Knowledge of the Seller, the representations and warranties of the Company set forth in the Class B Stock Purchase Agreement are true and correct.  For purposes of this Agreement, “Best Knowledge of the Seller” shall mean the best knowledge any of the three general partners, Jeffrey F. Joseph, Steven Baruch and Thomas Viertel, after due inquiry.

2.5           No Litigation.  To the Best Knowledge of the Seller, there is no action, suit, proceeding or investigation pending or currently threatened against the Seller or the Company relating to the transactions contemplated hereby and by the Class B Stock Purchase Agreement.

2.6           Non-Contravention.  The Seller’s execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not (x) conflict with or constitute a breach of, or default (or, with the giving of notice or lapse of time, would be in default) under, or require the consent of any other party to, any indenture, mortgage, loan or credit agreement, note, contract, lease or other instrument to which the Seller is a party or by which it may be bound, (y) result in any violation of any Law applicable to the Seller or (z) violate the partnership agreement of the Seller as in effect on the date hereof.  No consent, approval, authorization or other order of, or registration or filing with, any Governmental Authority is required for the Seller’s execution, delivery and performance of this Agreement and consummation of the transactions contemplated hereby except where the failure to obtain such consent, approval, authorization or order or to make such filing or registration would not, individually or in the aggregate, affect the parties’ ability to consummate the transactions contemplated hereby.  For purposes of this Agreement, (1) “Law” shall mean any law, statute, rule, regulation, ordinance, order, code, common law, arbitration award, judgment, decree, orders or other legal requirement of any Governmental Authority, and the rules of any stock exchange; as applicable; and (2) “Governmental Authority” shall mean any federal, state, local or foreign government or any subdivision, authority, department, commission, board, bureau, agency, court or other instrumentality thereof.

2.7           No Other Representations.  Except as set forth herein, the Seller is not making any representation or warranty of any kind.

3.           Representations and Warranties of the Class A Purchaser.  The Class A Purchaser represents and warrants,  to the Seller, as follows:

3.1           Existence.  The Class A Purchaser is a trust, duly organized, validly existing and in good standing under the laws of the State of New York.

3.2           Authorization, etc.  The Class A Purchaser has full power and authority to execute and deliver this Agreement and to carry out the transactions contemplated hereby.  This Agreement has been duly executed and delivered by the Class A Purchaser.  This Agreement constitutes a valid and binding agreement of the Class A Purchaser, enforceable against the Class A Purchaser in accordance with its terms, except that (i) such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors’ rights generally and (ii) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

3.3           Purchase for Investment, etc.  The Class A Purchaser (a) is capable of evaluating and bearing the economic risks associated with the investment in the Class A Shares; (b) has been provided  the opportunity to ask questions and receive answers concerning the Company and to obtain any additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to verify the accuracy of information furnished to it; and (c) is acquiring the Class A Shares for its own account and not with a view toward, or for resale in connection with, the sale or distribution thereof; provided, however, the Class A Purchaser does not agree to hold the Class A Shares for any minimum or other specific term, and reserves the right to dispose of the Class A Shares at any time in accordance with or pursuant to an exemption under the Securities Act of 1933, as amended (the “Securities Act”).  Nothing contained in this Section 3.3 will derogate from the Class A Purchaser’s right to rely on the Seller’s representations and warranties included in this Agreement.

3.4           Reliance on Exemptions.  The Class A Purchaser understands that the Class A Shares are being offered and sold to it in reliance on specific exemptions from the registration requirements of the U.S. federal and state securities laws and that the Seller and the Company (in issuing the directive to the transfer agent described in clause (iv) of Section 1.3 hereof) are relying in part upon the truth and accuracy of, and the Class A Purchaser’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Class A Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of the Class A Purchaser to acquire the Class A Shares.

3.5           Transfer or Resale.  The Class A Purchaser understands that the Class A Shares have not been and are not being registered under the Securities Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless subsequently registered thereunder or sold, assigned or transferred pursuant to an exemption from registration under the 1933 Act.

4.           Post-Closing Obligations.

4.1         Special Dividend.  For the avoidance of doubt, the Class A Purchaser waives any and all claims or demands with respect to the Special Dividend.  If, notwithstanding Section 1.1 and this Section 4.1, the Class A Purchaser shall receive payment of the Special Dividend in respect of the Class A Shares, the Class A Purchaser shall promptly pay over such Special Dividend to the Seller.

4.2        Voting Agreement.  The Class A Purchaser agrees to vote the Class A Shares for Mr. Robert Feder and/or Mr. Richard Brandt, current independent directors of the Company, as directors of the Company (subject to their desire to remain as directors); provided that each of them continues to qualify as an independent director under applicable rules, including the rules of any exchange on which either the Class A Common Stock or Class B Common Stock may then be listed and until the occurrence of a Capital Event.  “Capital Event” shall mean the receipt by the Company of at least $20,000,000 in cash or property from a capital raising activity including the following:  (a) the sale for cash of shares of the Class A or Class B Common Stock or securities convertible into shares of the Class A or Class B Common Stock; (b) the exchange of shares of Class A or Class B Common Stock for real estate assets consistent with the Company’s status as a REIT; (c) the sale of unsecured subordinated debt instruments of the Company, the proceeds of which may be used to acquire real estate assets which are consistent with the Company’s status as a REIT.  For the avoidance of doubt, the proceeds of any refinancing of any of the Company’s properties or any working capital line of credit shall not be included in a Capital Event.  The valuation of any property shall be supported by independent appraisals of such property.

4.3           Further Action.  The Seller agrees to take, or cause to be taken, from and after the date hereof, such further reasonable actions to execute, deliver and file, or cause to be executed, delivered and filed, such further documents and instruments as may be necessary in order to fully effectuate the purposes, terms and conditions of this Agreement, and the Seller hereby agrees to cooperate fully in any such actions as the Class A Purchaser shall reasonably request.

5.           Miscellaneous.

5.1         Counterparts.  This Agreement may be executed in one or more counterparts, but all such counterparts shall constitute one and the same instrument.

5.2         Communications and Notices.  Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile or email (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) three days after deposit with an internationally recognized overnight delivery service, in each case properly addressed to the party to receive the same.  The addresses, facsimile numbers and email addresses for such communications shall be:

If to the Seller, c/o Jeffrey F. Joseph:
	Mailing Address:	19 Stillman Lane Pleasantville, New York 10570
	Email Address:	jjoseph@presrealty.com
	Fax Number:	914-948-1307
With a copy to Nilene R. Evans	Mailing Address:	Morrison & Foerster LLP 1290 Avenue of the Americas, New York, New York 10104-0050
	Email Address:	nevans@mofo.com
	Fax Number:	212-468-7900

If to the Class A Purchaser:	Mailing Address:	C/O Nickolas W. Jekogian 312 Lewis Rd. Broomall, PA 19008
	Email Address:	njekogian@scig.co

	Fax Number:	212-954-5263
With a copy to Pamela E. Flaherty	Mailing Address:	Blank Rome LLP 405 Lexington Avenue New York, New York 10174
	Email address:	pflaherty@blankrome.com
	Fax Number:	917-332-3733

5.3           Governing Law.  This Agreement shall be construed in accordance with and governed by the laws of the State of Delaware, without regard to the conflicts of laws and rules thereof.

5.4           Integration and Severability.  This Agreement embodies the entire agreement and understanding among the parties hereto, and supersedes all prior agreements and understandings, relating to the subject matter hereof.  In case any one or more of the provisions contained in this Agreement or in any instrument contemplated hereby, or any application thereof, shall be invalid, illegal or unenforceable in any respect, under the laws of any jurisdiction, the validity, legality and enforceability of the remaining provisions contained herein and therein, and any other application thereof, shall not in any way be affected or impaired thereby or under the laws of any other jurisdiction.

5.5           Headings.  The headings of the articles, sections and subsections of this Agreement are inserted for convenience only and shall not be deemed to constitute a part of this Agreement.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date first above stated.

BBJ FAMILY IRREVOCABLE TRUST

By:	/s/ Nickolas W. Jekogian, Jr.
Nickolas W. Jekogian

PDL PARTNERSHIP

By:	/s/ Steven Baruch
Steven Baruch, general partner

By:	/s/ Jeffrey F. Joseph
Jeffrey F. Joseph, general partner

By:	/s/ Thomas Viertel
Thomas Viertel, general partner

Exhibit A

Class B Stock Purchase Agreement

Exhibit B
Seller Wire Instructions

Exhibit C

Amendment to Steven Baruch’s Employment Agreement

Exhibit D
Amendment to Jeffrey F. Joseph’s Employment Agreement

Exhibit E
Amendment to Thomas Viertel’s Employment Agreement

Exhibit F

Asset Management Agreement

Exhibit G

Property Management Agreement

Exhibit H
New Officers

Title	Person
Chairman of the Board and Chief Executive Officer	Nickolas W. Jekogian, III
President, Chief Operating Officer, Principal Financial Officer and Secretary	Alexander Ludwig

Exhibit I
Deferred Severance Arrangements

Exhibit J
Closing Financial Certificate

Exhibit K
Delgado Amendment